UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2023

Bellerophon Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36845	47-3116175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Independence Boulevard, Suite 402 Warren, New Jersey	07059
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 574-4770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLPH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Bellerophon Therapeutics, Inc. (the “Company”) appointed Peter Fernandes, the Company’s current Chief Executive Officer and Chief Regulatory & Safety Officer, as the Company’s Principal Financial and Accounting Officer effective as of May 5, 2023, until his successor is appointed. No family relationships exist between Mr. Fernandes and any of our directors or executive officers. There are no arrangements or understandings between Mr. Fernandes and any other person pursuant to which he was selected as the Principal Financial and Accounting Officer. Mr. Fernandes will not receive any additional compensation as Principal Financial and Accounting Officer. Mr. Fernandes does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Peter Fernandes has served as our Chief Executive Officer since December 2022 having previously served as our Principal Executive Officer since November 2021 and as our Chief Regulatory, Safety & Quality Officer since May 2015. Prior to joining us, Mr. Fernandes was Vice President of Global Regulatory Affairs at Ikaria Inc., from October 2012 to May 2015, and in this capacity also led our regulatory group since its inception in February 2014. Previously, he led Regulatory Affairs and Quality Assurance for OptiNose, Inc. from October 2010 to September 2012, was Vice President US Drug Regulatory Affairs Respiratory and US DRA Respiratory Franchise Head for Novartis Pharmaceuticals from November 2007 to October 2010. He has also served as the Head of US Development Site and Vice President of Regulatory Affairs and Quality Assurance at Altana Pharma, a subsidiary of Nycomed Inc., and led the US Respiratory and GI Drug Regulatory Affairs group at Boehringer Ingelheim. Mr. Fernandes has over 30 years of experience leading cross functional global development teams covering respiratory and cardiovascular diseases with successful US and global submissions and approvals obtained for a number of well-known drugs e.g., Flomax, Spiriva, Omnaris. Mr. Fernandes also serves as Co-Chair of the Pulmonary Vascular Research Institute (PVRI) Innovative Drug Development Initiative that is instrumental in developing novel regulatory endpoints and clinical trial design for Pulmonary Hypertension (PH) in collaboration with academia, industry and regulators. Mr. Fernandes has an M. Pharm. from the Grant Medical College and a B. Pharm. from the K.M. K College of Pharmacy, both at the University of Bombay in India.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELLEROPHON THERAPEUTICS, INC.

Date: May 11, 2023	By:	/s/ Peter Fernandes
Name: Peter Fernandes Title: Chief Executive Officer

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